UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 22, 2005

HANDLEMAN COMPANY

(Exact Name of Registrant as Specified in Charter)

Michigan	1-7923	38-1242806
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Kirts Boulevard, Troy, Michigan 48084

(Address of Principal Executive Offices) (Zip Code)

(248) 362-4400

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On November 22, 2005, Handleman Company (“Handleman”) completed the purchase of all the stock, options and warrants of the Crave Entertainment Group, Inc. (“CEG”) from Crave’s Shareholders, Optionholders and Warrantholders. Handleman previously reported the closing of the CEG acquisition on a Current Report on Form 8-K filed on November 22, 2005. This Form 8-K/A amends that Current Report on Form 8-K to include the consolidated financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K.

Audited consolidated financial statements of CEG are attached hereto as Exhibit 99.1. Unaudited pro forma combined financial statements, derived from the historical consolidated financial statements of Handleman Company and Crave Entertainment Group, Inc. and adjusted to reflect the material effects directly attributable to the acquisition of CEG and related financings, are attached hereto as Exhibit 99.2. Each of these exhibits is incorporated herein by reference.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial statements of businesses acquired.

The following financial statements of Crave Entertainment Group, Inc. are included as Exhibit 99.1 to this report:

(i)	Report of Stonefield Josephson, Inc., an independent registered public accounting firm;

(ii)	Audited Consolidated Balance Sheet, Statement of Income, Statement of Stockholders’ Equity, Statement of Cash Flows and Notes to Consolidated Financial Statements as of and for the year ended December 31, 2004; and

(iii)	Unaudited Consolidated Balance Sheet, comparative Unaudited Statements of Income, comparative Unaudited Statements of Cash Flows and Note to Unaudited Consolidated Financial Statements as of and for the nine-month period ended September 30, 2005.

(b)	Pro forma financial information.

The following pro forma financial information is included as Exhibit 99.2 to this report:

(i)	Unaudited Pro Forma Consolidated Balance Sheet as of October 29, 2005, Unaudited Consolidated Statements of Income for the year ended April 30, 2005 and the six-month period ended October 29, 2005, Notes to Unaudited Pro Forma Consolidated Balance Sheet and Notes to Unaudited Pro Forma Consolidated Statements of Income.

(c)	Exhibits:

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm. To be filed by amendment.

99.1

Report of Stonefield Josephson, Inc. and audited Consolidated Balance Sheet, Consolidated Statement of Income, Consolidated Statement of Stockholders’ Equity, Consolidated Statement of Cash Flows and Notes to Consolidated Financial Statements of Crave Entertainment Group, Inc. as of and for the year ended December 31, 2004.

Unaudited Consolidated Balance Sheet, comparative Unaudited Consolidated Statements of Income, comparative Unaudited Consolidated Statements of Cash Flows and Note to Unaudited Consolidated Financial Statements as of and for the period ended September 30, 2005.

99.2	Unaudited Pro Forma Consolidated Balance Sheet as of October 29, 2005, Unaudited Consolidated Statements of Income for the year ended April 30, 2005 and the six-month period ended October 29, 2005, Notes to Unaudited Pro Forma Consolidated Balance Sheet and Notes to Unaudited Pro Forma Consolidated Statements of Income.

Forward-Looking Statements:

This Form 8-K may contain forward-looking statements that are not historical facts. These statements involve risks and uncertainties and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This Form 8-K should be read in conjunction with the “Forward-Looking Statements” section in Handleman Company’s 2005 Form 10-K (which sections are incorporated by reference herein) and in conjunction with other SEC reports filed by Handleman that disclose other factors that may cause Handleman’s actual results to differ materially. Handleman expressly disclaims any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANDLEMAN COMPANY

Date: February 1, 2006	By:	/s/ Thomas C. Braum, Jr.
	Name:	Thomas C. Braum, Jr.
	Title:	Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description	Pages
23.1	Consent of Independent Registered Public Accounting Firm. To be filed by amendment.	N/A

99.1	Report of Stonefield Josephson, Inc. and audited Consolidated Balance Sheet, Consolidated Statement of Income, Consolidated Statement of Stockholders’ Equity, Consolidated Statement of Cash Flows and Notes to Consolidated Financial Statements of Crave Entertainment Group, Inc. as of and for the year ended December 31, 2004.	1-19

	Unaudited Consolidated Balance Sheet, comparative Unaudited Consolidated Statements of Income, comparative Unaudited Consolidated Statements of Cash Flows and Note to Unaudited Consolidated Financial Statements as of and for the period ended September 30, 2005.	20-23

99.2	Unaudited Pro Forma Consolidated Balance Sheet as of October 29, 2005, Unaudited Consolidated Statements of Income for the year ended April 30, 2005 and the six-month period ended October 29, 2005, Notes to Unaudited Pro Forma Consolidated Balance Sheet and Notes to Unaudited Pro Forma Consolidated Statements of Income.	1-6

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